UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2013

STREAMTRACK, INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

333-153502	26-2589503
(Commission File Number)	(I.R.S. Employer Identification No.)

347 Chapala Street, Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

(805) 308-9151
(Registrant’s telephone number, including area code)

Lux Digital Pictures, Inc.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

TABLE OF CONTENTS

SECTION 5.	CORPORATE GOVERNANCE AND MANAGEMENT	3

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year	3

SECTION 9.	FINANCIAL STATEMENTS AND EXHIBITS	3

Item 9.01	Financial Statements And Exhibits	3

SIGNATURES		4

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On January 2, 2013, the Wyoming Secretary of State accepted the filing by us of Amended and Restated Articles of Incorporation (“Amended and Restated Articles”) that we filed with the Wyoming Secretary of State on December 27, 2012 in order to (1) effect a one-for-twelve hundred reverse stock split of all of our issued and outstanding common stock for shareholders of record on the recording date of the Amended and Restated Articles, (2) empower our board of directors to fix, by resolution, the rights, preferences and privileges of, and qualifications, restrictions and limitations applicable to, any series of our preferred stock, and (3) change our name to StreamTrack, Inc. A copy of the Amended and Restated Articles is attached to this Report as Exhibit 3(i).

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01  Financial Statements And Exhibits

(c)           Exhibits.

3(i)	Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STREAMTRACK, INC.
(Registrant)

Date: January 8, 2013	By:	/s/ Michael Hill
Michael Hill,
Chief Executive Officer